UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2005

Kana Software, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

181 Constitution Drive, Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 614-8300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2005, the Board of Directors (the “Board”) of KANA Software, Inc. (“KANA”) appointed Michael S. Fields, a member of the Board, as acting President. KANA’s Board has approved the payment to Mr. Fields of $30,000 per month for an as-yet undetermined period and options to purchase a number of shares to be determined by the Compensation Committee of the Board.

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2005, KANA issued a press release announcing certain preliminary financial results for the second quarter ended June 30, 2005. This press release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information in this report, including the exhibit hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of KANA under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 5.02 Departure of Directors or Principal Offices; Election of Directors; Appointment of Principal Officers.

On July 25, 2005, KANA announced that Chuck Bay, KANA’s Chief Executive Officer, has commenced a leave of absence for health reasons, for an as-yet undetermined period. Mr. Bay will continue to serve as a member of KANA’s Board.

As described in Item 1.01 of this Current Report on Form 8-K, KANA’s Board on July 24, 2005 appointed Michael S. Fields, a member of the Board, as non-executive Chairman of the Board and acting President. Mr. Fields, 59, has been Chairman and Chief Executive Officer of The Fields Group (a management consulting firm) since May 1997. From July 1992 to July 1995, Mr. Fields served as Chairman of the Board of Directors and Chief Executive Officer of OpenVision Technologies, Inc. (a supplier of computer systems management applications for open client/server computing environments), and continued to serve as its Chairman until April 1997. Mr. Fields serves on the Board of Directors of Imation Corporation, a publicly held company, and several privately held companies. In connection with Mr. Fields’ appointment as acting President, KANA’s Board has approved the payment to Mr. Fields of $30,000 per month for an as-yet undetermined period and options to purchase a number of shares to be determined by the Compensation Committee of the Board.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Number	Description
99.01	Press release dated July 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANA SOFTWARE, INC.

By:	/s/ John Thompson
John Thompson
Chief Financial Officer

Date: July 28, 2005

EXHIBIT INDEX

Number	Description
99.01	Press release dated July 25, 2005.